SHARE CLASS & TICKER	A Shares (FTHAX)	Institutional Shares (FTHSX)
	C Shares (FTYCX)	R6 Shares (FTHFX)
Investor Shares (FTHNX)

FullerThaler Behavioral Small-Cap Equity Fund* Summary Prospectus January 29, 2024

* Effective January 29, 2024, each of the Funds has updated its name from “Fuller & Thaler” to “FullerThaler” consistent with FullerThaler’s rebranding strategy.

Before You Invest

Before you invest, you may want to review the FullerThaler Behavioral Small-Cap Equity Fund’s (the “Small-Cap Equity Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund including its statement of additional information (SAI) and most recent reports to shareholders, online at www.fullerthalerfunds.com. You can also get this information at no cost by calling 888-912-4562 or by sending an e-mail request to Fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated January 29, 2024.

Investment Objective

The Small-Cap Equity Fund seeks long-term capital appreciation.

Fees and Expenses of the Small-Cap Equity Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations of the Fund’s Prospectus. More information about these and other discounts is available from your financial intermediary and as described under “CLASSES OF SHARES” in the Fund’s Prospectus. No initial sales charge is assessed on aggregated purchases of $1 million or more in all FullerThaler Funds. You are also eligible for a discount on A Shares sales charges beginning with a minimum purchase of $50,000. The Fund also permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described under “CLASSES OF SHARES – A Shares” in the Fund’s Prospectus.

	Share Class
	A	C	Investor	Institutional	R6
Shareholder Fees
(fees paid directly from your investments)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	1.00%	1.00%	None	None	None

	Share Class
	A	C	Investor	Institutional	R6
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.19%(1)	0.04%	0.20%(1)	0.15%(1)	0.04%
Total Annual Fund Operating Expenses	1.04%	1.64%	1.05%	0.75%	0.64%

FullerThaler Behavioral Small-Cap Equity Fund

FullerThaler Behavioral Small-Cap Equity Fund	Summary Prospectus January 29, 2024

(1)	The Capitol Series Trust (the “Trust”) has adopted an Administrative Services Plan (the “Services Plan”) for A Shares, Investor Shares, and Institutional Shares of the Funds. The Services Plan allows the A Shares, Investor Shares and Institutional Shares of the Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share, Investor Share and Institutional Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Investor Shares or Institutional Shares. “Other Expenses” reported in the table above for A Shares, Investor Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to the Fund’s investment adviser, Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler were authorized by the Board of Trustees (the “Board”) of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Fund. For additional information regarding the Services Plan, refer to “Service Fees – A Shares, Investor Shares and Institutional Shares” in the Fund’s prospectus.

Example:

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based for all time periods on Total Annual Fund Operating Expenses.

Example: Assuming you redeem your shares at the end of each period

Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$675	$887	$1,116	$1,773
C Shares	$167	$517	$892	$1,944
Investor Shares	$107	$334	$579	$1,283
Institutional Shares	$77	$240	$417	$930
R6 Shares	$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2023 was 35% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small capitalization (“small-cap”) companies based in the U.S. (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S. The Fund defines small-cap companies as companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than or equal to the largest company in the Russell 2000® Index, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE American LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Adviser. Under the Adviser’s market capitalization guidelines described above, based on market capitalization data as of September 30, 2023, the market capitalization of a small cap company would be $14.51 billion or below. This dollar amount will change due to market conditions. The size of the companies included in the Russell 2000® Index will change as a result of market conditions and reconstitution of the Index.

The Fund seeks to achieve its investment objective by building a diversified portfolio of U.S. stocks in a disciplined process that applies the proprietary research of FullerThaler, the Fund’s investment adviser, on the behavioral biases of other investors. FullerThaler’s investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules of thumb, and have priorities beyond risk

FullerThaler Behavioral Small-Cap Equity Fund

FullerThaler Behavioral Small-Cap Equity Fund	Summary Prospectus January 29, 2024

and return. FullerThaler’s process identifies and exploits those mistakes. The Adviser’s analysis includes making educated predictions of when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity. There are two kinds of mistakes that produce buying opportunities: over-reaction and under-reaction. Investors may over-react to bad news and losses (e.g., panic) that may present opportunities in typically value-oriented stocks, or they may under-react to good news (e.g., not pay attention) that may present opportunities in typically growth-oriented stocks. At the individual stock level, FullerThaler searches for events related to insider buying, earnings announcements, and other news that suggest these types of investor misbehavior (over-reaction or under-reaction) and draws from its more than 30 years of experience in analyzing events that suggest investor misbehavior. If these behaviors are present, FullerThaler then proceeds to its fundamental analysis of the company. In summary, if an investor mistake is likely and the company has solid fundamentals, the portfolio managers buy the stock. The portfolio managers generally sell when they believe investor misbehavior has reversed or the firm’s fundamentals deteriorate. There is no set length of time that the Fund expects to hold a particular security. The Fund seeks to deliver similar risk characteristics to the Russell 2000® Index.

The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”) whose investment characteristics are consistent with the Fund’s principal investment strategy. REITs are pooled investment vehicles that generally invest in income-producing real estate or real estate-related loans or interests. The Fund will generally invest in liquid REITs that are included in the Russell 2000® Index, the Fund’s benchmark index.

The Fund may also lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The Fund may invest in multiple sectors, and may concentrate its investments in a particular sector by investing greater than 25% of the Fund’s total assets in such sector when its Behavioral Strategy indicates that such concentration would be appropriate from an investment perspective. The Fund does not have a pre-conceived intention to invest in any particular sector. The Fund will not invest more than 25% of its net assets in any particular “industry” as that term is used in the Investment Company Act of 1940, as amended. The Fund typically expects to hold from 70 to 140 positions, with individual position sizes typically ranging up to 5% of the Fund’s net assets. Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, and may adjust position sizes to control exposures to sectors, volatility in relation to the market, and other characteristics.

Principal Investment Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Additional Information Regarding Principal Risks” in the Fund’s Prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in the Fund’s Prospectus.

Equity Securities Risk. U.S. equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Small-Cap Company Risk. Investments in securities of small-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Small-cap companies often have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. The equity securities of small-cap companies are generally less liquid than the equity securities of larger companies.

FullerThaler Behavioral Small-Cap Equity Fund

FullerThaler Behavioral Small-Cap Equity Fund	Summary Prospectus January 29, 2024

Behavioral Strategy Risk. When taking investment positions, FullerThaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, FullerThaler generally focuses on certain markers of possible under- and over-reaction. Securities identified using this type of strategy may perform differently from the market as a whole based on the following: the criteria used in the analysis; whether the criteria used are successful in predicting investor behavior; the weight placed on each criterion; and changes in the criteria’s historical trends. The criteria used in implementing this strategy and the weight placed on those criteria may not be predictive of a security’s value, and the effectiveness of the criteria can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. There can be no guarantee that FullerThaler will be successful in applying behavioral finance principles to successfully predict investor behavior to exploit stock price anomalies.

Growth Investing Risk. To the extent that the Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

Issuer Risk. The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk. The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT and other real-estate related investments.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of the investments made with collateral may decline.

Value Investing Risk. The determination that a security is undervalued is subjective. The market may not agree with the Adviser’s determination and the security’s price may not rise to what the Adviser believes is its full fair value.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year.

The table shows the average annual returns of the Investor Shares, Institutional Shares (formerly, Select Shares), R6 Shares (formerly, Institutional Shares), A Shares and C Shares for the periods of 1 Year, 5 Years, 10 Years, and Since Inception, as applicable, compared to a broad-based market index.

Visit www.fullerthalerfunds.com for more current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

FullerThaler Behavioral Small-Cap Equity Fund

FullerThaler Behavioral Small-Cap Equity Fund	Summary Prospectus January 29, 2024

SMALL-CAP EQUITY FUND(1)
Calendar Year Total Returns – Institutional Shares

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest	10/1/2020 – 12/31/2020	22.79%
Lowest	1/1/2020 – 3/31/2020	(26.07)%

AVERAGE ANNUAL TOTAL RETURNS(1)
(for periods ended 12/31/2023)

				Since
	1 Year	5 Years	10 Years	Inception(2)
Small-Cap Equity Fund
Institutional Shares - Before Taxes	22.56%	15.95%	11.50%	14.32%
Institutional Shares - After Taxes on Distributions(3)	22.02%	15.54%	10.04%	12.73%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(3)	13.71%	12.86%	8.81%	11.38%
Investor Shares - Before Taxes	22.19%	15.62%	11.25%	14.06%
R6 Shares - Before Taxes	22.68%	16.08%	11.64%	14.46%
A Shares - Before Taxes	15.17%	14.31%	N/A	14.55%
C Shares - Before Taxes	21.47%	14.96%	N/A	15.20%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)(4)	16.93%	9.97%	7.16%	10.60%

(1)	The Fund is the accounting successor to a series of Allianz Funds Multi-Strategy Trust, which commenced operations on September 8, 2011, and for which the Adviser served as the sole sub-adviser (the “Predecessor Fund”). In a transaction that was consummated on October 23, 2015 (the “Reorganization”), the Fund acquired the assets and liabilities of: the A, C, and D Classes of the Predecessor Fund, which became the Investor Shares of the Fund; the Class P Shares of the Predecessor Fund, which became the Institutional Shares of the Fund; and the Institutional Shares of the Predecessor Fund, which became the R6 Shares of the Fund. Accordingly, the performance results shown above in the bar chart and the average annual total returns table for periods prior to October 23, 2015 represent the performance of the Predecessor Fund and its classes. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund. In addition, the Fund’s performance during the periods reflected in the bar chart and table may have been different from that of the Predecessor Fund due to some differences in their principal investment strategies.

(2)	The inception date of the Fund’s Institutional Shares, Investor Shares and R6 Shares is September 8, 2011. The Fund’s A Shares and C Shares commenced operations on December 19, 2018. Returns for A Shares reflect the maximum sales charge.

(3)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.

(4)	The Russell 2000® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe and is a subset of the Russell 3000® Index. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The inception date used for the Russell 2000® Index is September 8, 2011, the inception date of the Fund’s Institutional Shares.

FullerThaler Behavioral Small-Cap Equity Fund

FullerThaler Behavioral Small-Cap Equity Fund	Summary Prospectus January 29, 2024

Management of the Fund

Investment Manager. Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”)

Portfolio Managers

●	Raife Giovinazzo, Ph.D., CFA, Managing Partner and Lead Portfolio Manager of the Fund, has managed the Fund and its predecessor since February, 2013.

●	Frederick Stanske, CFA, Partner and Back-up Portfolio Manager, has served as Back-Up Portfolio Manager of the Fund since October, 2015.

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment

A Shares: $1,000 for most account types	A Shares: $50 for all account types
C Shares: $1,000 for most account types	C Shares: $50 for all account types
Investor Shares: $1,000 for most account types	Investor Shares: $50 for all account types
Institutional Shares: $100,000 for most account types	Institutional Shares: $50 for all account types
R6 Shares: $1,000,000 for most account types	R6 Shares: $50 for all account types

●	Investments in A Shares and C Shares may be made only through your dealer or financial adviser. Other share classes may also be purchased directly from the Fund.

●	Minimum investment requirements are waived for any qualified group retirement plan. Minimum investment requirements may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For additional information regarding waiver of investment minimums, please see “Classes of Shares” in the Fund’s Prospectus.

To Place Buy or Sell Orders

By mail:	FullerThaler Behavioral Small-Cap Equity Fund
c/o Ultimus Fund Solutions, LLC
PO Box 46707
Cincinnati, OH 45246-0707
By Phone:	1-888-912-4562

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

On May 23, 2022, the Small-Cap Equity Fund became offered on a limited basis. Investors are eligible to purchase shares of the Fund only as described in the Fund’s Prospectus. Certain types of investors are allowed to invest in the Small-Cap Equity Fund without any additional authorization. Other types of investors may invest in the Small-Cap Equity Fund only if approved to do so by the Adviser to the Fund. Investors who do not fall into either of these categories are not allowed to invest in the Small-Cap Equity Fund. For additional information, refer to “Limited Offering” in the Fund’s Prospectus.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FullerThaler Behavioral Small-Cap Equity Fund